                                                                Exhibit 99.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the  accompanying  Annual Report on Form 10-K of Selkirk
Cogen  Partners,  L.P. for the year ended December 31, 2002, I, Thomas E. Legro,
Vice President, Controller and Chief Accounting Officer of JMC Selkirk, Inc., as
Managing  General  Partner of  Selkirk  Cogen  Partners,  L.P.,  hereby  certify pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)    such Annual  Report on  Form 10-K  for the year ended  December 31, 2002, fully  complies  with the  requirements  of section 13(a) or 15(d) of the
       Securities Exchange Act of 1934; and

(2)    the  information  contained in such Annual  Report on  Form 10-K  for the tear ended December 31, 2002, fairly presents,  in all material respects, the  financial  condition  and  results of  operations  of Selkirk  Cogen tartners, L.P.

March 28, 2003                                 /s/ THOMAS E. LEGRO
                                               -----------------------------
                                               Thomas E. Legro
                                               Vice President, Controller and
                                                Chief Accounting Officer
                                               JMC Selkirk, Inc.